                       SECURITIES AND EXCHANGE COMMISSION



                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                February 25, 2000
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                            OSI PHARMACEUTICALS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           DELAWARE                      0-15190                13-3159796
-------------------------------       -------------          -----------------
(State or other jurisdiction of        (Commission           (I.R.S. Employer
  incorporation)                       File Number)          Identification No.)


                         106 CHARLES LINDBERGH BOULEVARD
                               UNIONDALE, NY 11553
                    ----------------------------------------
                    (Address of principal executive offices)


                                 (516) 222-0023
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
          --------------------------------------------------------------
          (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

         On February 25, 2000, OSI Pharmaceuticals, Inc., a Delaware corporation (the "Company" or "OSI") announced that it had entered into agreements for a private placement of 3,325,000 newly-issued shares of its common stock to a select group of institutional investors. Further details regarding this announcement are contained in the Company's press release dated February 25, 2000 attached as an exhibit hereto and incorporated herein by reference. The purchase price of the shares was $17.00 per share, or an aggregate of $56,525,000 in gross proceeds. The Company is required to pay an aggregate of 6.0% of the gross proceeds from the sale to FleetBoston Robertson Stephens Inc. and two other investment banking firms in connection with the private placement. The transaction closed on February 28, 2000.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      Financial Statements of Businesses Acquired.

                           Not applicable.

                  (b)      Pro Forma Financial Information.

                           Not applicable.

                  (c)      Exhibits.

                           4.1 Stock Purchase Agreement by and between OSI and Biotechnology Value Fund L.P., dated February 24, 2000. Each of the selling stockholders have executed Stock Purchase Agreements which are substantially identical to Biotechnology Value Fund L.P.'s Stock Purchase Agreement except as to the parties and the number of shares purchased:

                                                                  Number of
            Party                                             Shares Purchased
            -----                                             ----------------
            American Variable Insurance Series
            Global Small Capitalization Fund                         14,000

            Asset Management Holding Co.                             13,000

            Biotechnology Value Fund, II L.P.                       115,000

            Chelsey Capital                                          50,000

            Forstmann International Fund, LTD                        27,000



                                      -2-
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
            Forstmann Partners, L.P.                                 10,000

            Galleon Healthcare Overseas, Ltd                         71,500

            Galleon Healthcare Partners, LP                          28,500

            International Biotechnology Trust PLC                   500,000

            Investment 10, L.L.C.                                    10,000

            Janus Investment Fund                                 1,000,000

            Lone Balsam, L.P.                                        19,750

            Lone Cypress, LTD                                       204,750

            Lone Sequoia, L.P.                                       16,500

            Lone Spruce, L.P.                                         9,000

            Merlin BioMed LP                                         50,000

            Merlin BioMed Intl LTD                                   50,000

            Moore Global Investments, Ltd.                           80,000

            Remington Investment Strategies, L.P.                    20,000

            Sands Point Partners                                     50,000

            SMALLCAP World Fund, Inc.                               561,000

            United Capital Management, Inc.                          50,000

            Ziff Asset Management, L.P.                             300,000

                  99.1 Press release, dated February 25, 2000.





                                      -3-
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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 1, 2000
                                         OSI PHARMACEUTICALS, INC.


                                     By:  /s/ Robert L. Van Nostrand
                                         --------------------------------------
                                         Name: Robert L. Van Nostrand
                                         Title: Vice President, Chief Financial
                                         Officer and Secretary
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                                  EXHIBIT INDEX

Exhibit No.                                   Description
-----------                                   -----------
     4.1                Stock Purchase Agreement by and between OSI and
                        Biotechnology Value Fund L.P., dated February 24, 2000.

    99.1                Press release, dated February 25, 2000.